Exhibit 99.1

Virtu Announces Second Quarter 2026 Results

NEW YORK, NY, July 30, 2026 - Virtu Financial, Inc. (NYSE: VIRT), a leading provider of financial services and products that leverages cutting edge technology to deliver innovative, transparent trading solutions to its clients and liquidity to the global markets, today reported results for the second quarter ended June 30, 2026.

Second Quarter 2026:

•Net income of $284.9 million; Normalized Adjusted Net Income1 of $291.5 million
•Basic and diluted earnings per share of $1.63; Normalized Adjusted EPS1 of $1.82
•Total revenues of $1,190.0 million; Trading income, net, of $856.7 million; Net income Margin of 23.9%2
◦Adjusted Net Trading Income1 of $717.9 million
•Adjusted EBITDA1 of $436.8 million; Adjusted EBITDA Margin1 of 60.8%

The Virtu Financial, Inc. Board of Directors declared a quarterly cash dividend of $0.24 per share. This dividend is payable on September 15, 2026 to shareholders of record as of September 1, 2026.

Note 1: Non-GAAP financial measures. Please see "Non-GAAP Financial Measures and Other Items" for more information.
Note 2: Calculated by dividing Net income by Total revenue.

Exhibit 99.1

Financial Results

Second Quarter 2026:

Total revenues increased 19.0% to $1,190.0 million for this quarter, compared to $999.6 million for the same period in 2025. Trading income, net, increased 31.2% to $856.7 million for the quarter compared to $652.8 million for the same period in 2025. Net income totaled $284.9 million for this quarter, compared to net income of $293.0 million in the prior year quarter.

Basic and diluted earnings per share for this quarter were $1.63, compared to basic and diluted earnings per share of $1.65 for the same period in 2025.

Adjusted Net Trading Income increased 26.4% to $717.9 million for this quarter, compared to $567.7 million for the same period in 2025. Adjusted EBITDA increased 18.2% to $436.8 million for this quarter, compared to $369.4 million for the same period in 2025. Normalized Adjusted Net Income increased 19.4% to $291.5 million for this quarter, compared to $244.2 million for the same period in 2025.

Assuming all non-controlling interests had been exchanged for common stock, and the Company’s Normalized Adjusted Net Income before income taxes was subject to corporation taxes, Normalized Adjusted EPS was $1.82 for this quarter, compared to $1.53 for the same period in 2025.

Operating Segment Information

The Company has two operating segments: Market Making and Execution Services; and one non-operating segment: Corporate.

Market Making principally consists of market making in the cash, futures and options markets across global equities, fixed income, currencies, cryptocurrencies, and commodities. As a market maker, the Company commits capital on a principal basis by offering to buy securities from, or sell securities to, broker dealers, banks and institutions.

Execution Services comprises agency-based trading and trading venues, offering execution services in global equities, options, futures and fixed income on behalf of institutions, banks and broker dealers. The Company also provides proprietary technology and infrastructure, workflow technology, and trading analytics services to select third parties. The segment also includes the results of the Company's capital markets business, in which the Company acts as an agent for issuers in connection with at-the-market offerings and buyback programs.

Corporate contains the Company's investments, principally in strategic trading-related opportunities, and maintains corporate overhead expenses.

The following tables show the trading income, net, total revenues and Adjusted Net Trading Income by segment for the three and six months ended June 30, 2026 and 2025.

Total revenues by segment
(in thousands, unaudited)

	Three Months Ended June 30, 2026				Three Months Ended June 30, 2025
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$849,402	$7,289	$—	$856,691	$647,344	$5,452	$—	$652,796
Commissions, net and technology services	15,944	163,601	—	179,545	14,414	139,445	—	153,859
Interest and dividends income	143,322	2,564	—	145,886	125,893	2,513	—	128,406
Other, net	506	7	7,318	7,831	(1,058)	67,078	(1,508)	64,512
Total Revenues	$1,009,174	$173,461	$7,318	$1,189,953	$786,593	$214,488	$(1,508)	$999,573

Exhibit 99.1

	Six Months Ended June 30, 2026				Six Months Ended June 30, 2025
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$1,631,821	$14,016	$—	$1,645,837	$1,229,966	$12,813	$—	$1,242,779
Commissions, net and technology services	24,619	341,551	—	366,170	31,726	273,440	—	305,166
Interest and dividends income	268,384	5,020	—	273,404	232,331	5,128	—	237,459
Other, net	47	5	(183)	(131)	(16,258)	64,115	4,181	52,038
Total Revenues	$1,924,871	$360,592	$(183)	$2,285,280	$1,477,765	$355,496	$4,181	$1,837,442

Reconciliation of trading income, net to Adjusted Net Trading Income by operating segment
(in thousands, unaudited)

	Three Months Ended June 30, 2026				Three Months Ended June 30, 2025
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$849,402	$7,289	$—	$856,691	$647,344	$5,452	$—	$652,796
Commissions, net and technology services	15,944	163,601	—	179,545	14,414	139,445	—	153,859
Interest and dividends income	143,322	2,564	—	145,886	125,893	2,513	—	128,406
Brokerage, exchange, clearance fees and payments for order flow, net	(225,815)	(33,171)	—	(258,986)	(172,311)	(29,814)	—	(202,125)
Interest and dividends expense	(202,982)	(2,284)	—	(205,266)	(163,871)	(1,342)	—	(165,213)
Adjusted Net Trading Income	$579,871	$137,999	$—	$717,870	$451,469	$116,254	$—	$567,723

	Six Months Ended June 30, 2026				Six Months Ended June 30, 2025
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$1,631,821	$14,016	$—	$1,645,837	$1,229,966	$12,813	$—	$1,242,779
Commissions, net and technology services	24,619	341,551	—	366,170	31,726	273,440	—	305,166
Interest and dividends income	268,384	5,020	—	273,404	232,331	5,128	—	237,459
Brokerage, exchange, clearance fees and payments for order flow, net	(328,573)	(69,241)	—	(397,814)	(366,614)	(57,386)	—	(424,000)
Interest and dividends expense	(379,323)	(3,870)	—	(383,193)	(293,922)	(2,619)	—	(296,541)
Adjusted Net Trading Income	$1,216,928	$287,476	$—	$1,504,404	$833,487	$231,376	$—	$1,064,863

Financial Condition

As of June 30, 2026, Virtu had $1,133.0 million in cash, cash equivalents and restricted cash, and total long-term debt outstanding in an aggregate principal amount of $2,051.1 million.

Earnings Conference Call Information

Virtu Financial will host a conference call to review its second quarter 2026 financial performance today, July 30th, 2026, at 7:00 a.m. ET. Members of the public may listen to the conference call through an audio webcast through the Investor Relations section of the firm’s website ir.virtu.com/investor-relations.

Website Information

We routinely post important information for investors on the Investor Relations section of our website, ir.virtu.com/investor-relations and also from time to time may use social media channels, including our X account (x.com/virtufinancial) and our LinkedIn account (linkedin.com/company/virtu-financial), as an additional means of disclosing public information to investors, the media and others interested in us. It is possible that certain information we post on our website and on social media could be deemed to be material information, and we encourage investors, the media and others interested in us to review the business and financial information we post on our website and on

Exhibit 99.1

the social media channels identified above, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website and our social media channels is not incorporated by reference into, and is not a part of, this document.

Exhibit 99.1

Non-GAAP Financial Measures and Other Items

To supplement our unaudited condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), we use the following non-GAAP measures of financial performance:

•“Adjusted Net Trading Income”, which is the amount of revenue we generate from our market making activities, or trading income, net, plus commissions, net and technology services, plus interest and dividends income and expense, net, less direct costs associated with those revenues, including brokerage, exchange, clearance fees and payments for order flow, net. Management believes that this measurement is useful for comparing general operating performance from period to period. Although we use Adjusted Net Trading Income as a financial measure to assess the performance of our business, the use of Adjusted Net Trading Income is limited because it does not include certain material costs that are necessary to operate our business. Our presentation of Adjusted Net Trading Income should not be construed as an indication that our future results will be unaffected by revenues or expenses that are not directly associated with our core business activities.

•“EBITDA”, which measures our operating performance by adjusting Net Income to exclude Financing interest expense on long-term borrowings, Debt issue cost related to debt refinancing, prepayment, and commitment fees, Depreciation and amortization, Amortization of purchased intangibles and acquired capitalized software, and Income tax expense, and “Adjusted EBITDA”, which measures our operating performance by further adjusting EBITDA to exclude severance, transaction advisory fees and expenses, termination of office leases, charges related to share-based compensation and other expenses, which includes reserves for legal matters, and Other, net, which includes gains and losses from strategic investments and the sales of businesses.

•“Normalized Adjusted Net Income”, “Normalized Adjusted Net Income before income taxes”, “Normalized provision for income taxes”, and “Normalized Adjusted EPS”, which we calculate by adjusting Net Income to exclude certain items, and other non-cash items, assuming that all vested and unvested Virtu Financial Units have been exchanged for Class A Common Stock, and applying an effective tax rate, which was approximately 24%.

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, and Normalized Adjusted EPS are non-GAAP financial measures used by management in evaluating operating performance and in making strategic decisions. Additional information provided regarding the breakdown of Total Adjusted Net Trading Income by category is also a non-GAAP financial measure but is not used by the Company in evaluating operating performance and in making strategic decisions. In addition, these non-GAAP financial measures or similar non-GAAP measures are used by research analysts, investment bankers and lenders to assess our operating performance. Management believes that the presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS provide useful information to investors regarding our results of operations because they assist both investors and management in analyzing and benchmarking the performance and value of our business. Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS provide indicators of general economic performance that are not affected by fluctuations in certain costs or other items. Accordingly, management believes that these measurements are useful for comparing general operating performance from period to period. Furthermore, our credit agreement contains tests based on metrics similar to Adjusted EBITDA. Other companies may define Adjusted Net Trading Income, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS differently, and as a result our measures of Adjusted Net Trading Income, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS may not be directly comparable to those of other companies. Although we use these non-GAAP financial measures as financial measures to assess the performance of our business, such use is limited because they do not include certain material costs necessary to operate our business.

Exhibit 99.1

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS should be considered in addition to, and not as a substitute for, Net Income in accordance with U.S. GAAP as a measure of performance. Our presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Adjusted Net Trading Income, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and our EBITDA-based measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under U.S. GAAP. Some of these limitations are:

•they do not reflect every cash expenditure, future requirements for capital expenditures or contractual commitments;
•our EBITDA-based measures do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced or require improvements in the future, and our EBITDA-based measures do not reflect any cash requirement for such replacements or improvements;
•they are not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;
•they do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; and
•they do not reflect limitations on our costs related to transferring earnings from our subsidiaries to us.

Because of these limitations, Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS are not intended as alternatives to Net Income as indicators of our operating performance and should not be considered as measures of discretionary cash available to us to invest in the growth of our business or as measures of cash that will be available to us to meet our obligations. We compensate for these limitations by using Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS along with other comparative tools, together with U.S. GAAP measurements, to assist in the evaluation of operating performance. These U.S. GAAP measurements include Net Income, cash flows from operations and cash flow data. See below a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure.

Exhibit 99.1

Virtu Financial, Inc. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except share and per share data)	2026	2025	2026	2025

Revenues:
Trading income, net	$856,691	$652,796	$1,645,837	$1,242,779
Interest and dividends income	145,886	128,406	273,404	237,459
Commissions, net and technology services	179,545	153,859	366,170	305,166
Other, net	7,831	64,512	(131)	52,038
Total revenues	1,189,953	999,573	2,285,280	1,837,442

Operating Expenses:
Brokerage, exchange, clearance fees and payments for order flow, net	258,986	202,125	397,814	424,000
Communication and data processing	69,712	61,435	136,587	121,238
Employee compensation and payroll taxes	216,683	136,181	425,038	255,537
Interest and dividends expense	205,266	165,213	383,193	296,541
Operations and administrative	29,445	25,895	58,518	48,031
Depreciation and amortization	18,383	15,618	34,812	31,550
Amortization of purchased intangibles and acquired capitalized software	11,783	11,783	23,566	23,566
Termination of office leases	837	11	821	21
Debt issue cost related to debt refinancing, prepayment and commitment fees	1,474	1,682	3,130	3,363
Transaction advisory fees and expenses	—	59	—	397
Financing interest expense on long-term borrowings	34,827	32,551	69,672	62,442
Total operating expenses	847,396	652,553	1,533,151	1,266,686

Income before income taxes and noncontrolling interest	342,557	347,020	752,129	570,756
Provision for income taxes	57,628	54,044	120,604	88,145
Net income	$284,929	$292,976	$631,525	$482,611

Noncontrolling interest	(134,030)	(141,789)	(298,317)	(231,743)

Net income available for common stockholders	$150,899	$151,187	$333,208	$250,868

Earnings per share:
Basic	$1.63	$1.65	$3.62	$2.74
Diluted	$1.63	$1.65	$3.62	$2.73

Weighted average common shares outstanding
Basic	87,603,606	85,490,121	86,852,837	85,585,040
Diluted	87,603,606	85,530,426	86,852,837	85,794,619

Comprehensive income:
Net income	$284,929	$292,976	$631,525	$482,611
Other comprehensive income
Foreign exchange translation adjustment, net of taxes	(1,480)	12,539	(4,900)	17,279
Net change in unrealized cash flow hedges gain (loss), net of taxes	—	1,098	—	(1,012)
Comprehensive income	$283,449	$306,613	$626,625	$498,878
Less: Comprehensive income attributable to noncontrolling interest	(133,411)	(147,639)	(296,242)	(238,714)
Comprehensive income available for common stockholders	$150,038	$158,974	$330,383	$260,164

Exhibit 99.1

Virtu Financial, Inc. and Subsidiaries
Reconciliation to Non-GAAP Operating Data (Unaudited)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, and selected Operating Margins.

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except percentages)	2026	2025	2026	2025

Reconciliation of Trading income, net to Adjusted Net Trading Income
Trading income, net	$856,691	$652,796	$1,645,837	$1,242,779
Commissions, net and technology services	179,545	153,859	366,170	305,166
Interest and dividends income	145,886	128,406	273,404	237,459
Brokerage, exchange, clearance fees and payments for order flow, net	(258,986)	(202,125)	(397,814)	(424,000)
Interest and dividends expense	(205,266)	(165,213)	(383,193)	(296,541)
Adjusted Net Trading Income	$717,870	$567,723	$1,504,404	$1,064,863

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income	284,929	292,976	631,525	482,611
Financing interest expense on long-term borrowings	34,827	32,551	69,672	62,442
Debt issue cost related to debt refinancing, prepayment and commitment fees	1,474	1,682	3,130	3,363
Depreciation and amortization	18,383	15,618	34,812	31,550
Amortization of purchased intangibles and acquired capitalized software	11,783	11,783	23,566	23,566
Provision for income taxes	57,628	54,044	120,604	88,145
EBITDA	$409,024	$408,654	$883,309	$691,677
Severance	1,386	3,178	3,920	5,357
Transaction advisory fees and expenses	—	59	—	397
Termination of office leases	837	11	821	21
Gain on sale of RFQ-hub	—	(66,988)	—	(66,988)
Other	(7,831)	1,964	1,480	14,465
Share based compensation	33,362	22,571	67,821	44,459
Adjusted EBITDA	$436,778	$369,449	$957,351	$689,388

Selected Operating Margins
GAAP Net income Margin (1)	23.9%	29.3%	27.6%	26.3%
Non-GAAP Net income Margin (2)	39.7%	51.6%	42.0%	45.3%
EBITDA Margin (3)	57.0%	72.0%	58.7%	65.0%
Adjusted EBITDA Margin (4)	60.8%	65.1%	63.6%	64.7%

1 Calculated by dividing Net income by Total revenue.
2 Calculated by dividing Net income by Adjusted Net Trading Income.
3 Calculated by dividing EBITDA by Adjusted Net Trading Income.
4 Calculated by dividing Adjusted EBITDA by Adjusted Net Trading Income.

Exhibit 99.1

Virtu Financial, Inc. and Subsidiaries
Reconciliation to Non-GAAP Operating Data (Unaudited)
(Continued)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS.

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except share and per share data)	2026	2025	2026	2025

Reconciliation of Net Income to Normalized Adjusted Net Income
Net income	$284,929	$292,976	$631,525	$482,611
Provision for income taxes	57,628	54,044	120,604	88,145
Income before income taxes and noncontrolling interest	$342,557	$347,020	$752,129	$570,756
Amortization of purchased intangibles and acquired capitalized software	11,783	11,783	23,566	23,566
Debt issue cost related to debt refinancing, prepayment and commitment fees	1,474	1,682	3,130	3,363
Severance	1,386	3,178	3,920	5,357
Transaction advisory fees and expenses	—	59	—	397
Termination of office leases	837	11	821	21
Gain on sale of RFQ-hub	—	(66,988)	—	(66,988)
Other	(7,831)	1,964	1,480	14,465
Share based compensation	33,362	22,571	67,821	44,459
Normalized Adjusted Net Income before income taxes	$383,568	$321,280	$852,867	$595,396
Normalized provision for income taxes (1)	92,056	77,107	204,688	142,894
Normalized Adjusted Net Income	$291,512	$244,173	$648,179	$452,502

Weighted Average Adjusted shares outstanding (2)	159,860,687	159,952,792	159,700,858	160,133,364

Normalized Adjusted EPS	$1.82	$1.53	$4.06	$2.83

(1) Reflects U.S. federal, state, and local income tax rate applicable to corporations of approximately 24% for all periods presented.
(2) Assumes that (1) holders of all vested and unvested non-vesting Virtu Financial Units (together with corresponding shares of the Company's Class C common stock, par value $0.00001 per share (the “Class C Common Stock”)) have exercised their right to exchange such Virtu Financial Units for shares of Class A Common Stock on a one-for-one basis, (2) holders of all Virtu Financial Units (together with corresponding shares of the Company's Class D common stock, par value $0.00001 per share (the “Class D Common Stock”)) have exercised their right to exchange such Virtu Financial Units for shares of the Company's Class B common stock, par value $0.00001 per share (the “Class B Common Stock”) on a one-for-one basis, and subsequently exercised their right to convert the shares of Class B Common Stock into shares of Class A Common Stock on a one-for-one basis. Includes additional shares from the dilutive impact of restricted stock units and restricted stock awards outstanding under the Second Amended and Restated 2015 Management Incentive Plan during the three and six months ended June 30, 2026 and 2025.

Exhibit 99.1

Virtu Financial, Inc. and Subsidiaries
Condensed Consolidated Statements of Financial Condition (Unaudited)

(in thousands, except share data)	June 30, 2026	December 31, 2025

Assets
Cash and cash equivalents	$1,069,254	$1,061,697
Cash and securities segregated under regulations and other	63,759	64,744
Securities borrowed	3,774,108	3,191,138
Securities purchased under agreements to resell	1,857,034	988,929
Receivables from broker-dealers and clearing organizations	3,207,464	1,896,405
Receivables from customers	309,953	161,561
Trading assets, at fair value	14,886,249	10,551,557
Property, equipment and capitalized software, net	118,632	96,378
Operating lease right-of-use assets	206,388	213,707
Goodwill	1,148,926	1,148,926
Intangibles (net of accumulated amortization)	131,365	154,931
Deferred taxes	84,267	92,422
Other assets	619,723	528,341
Total assets	27,477,122	20,150,736

Liabilities and equity
Liabilities
Short-term borrowings, net	353,941	12,382
Securities loaned	4,089,659	3,477,831
Securities sold under agreements to repurchase	2,620,126	1,405,639
Payables to broker-dealers and clearing organizations	1,036,371	998,276
Payables to customers	226,743	43,103
Trading liabilities, at fair value	13,569,647	9,105,263
Tax receivable agreement obligations	173,090	181,855
Accounts payable and accrued expenses and other liabilities	803,454	652,352
Operating lease liabilities	253,198	261,169
Long-term borrowings, net	2,025,883	2,039,463
Total liabilities	25,152,112	18,177,333

Total equity	2,325,010	1,973,403

Total liabilities and equity	$27,477,122	$20,150,736

	As of June 30, 2026
Ownership of Virtu Financial LLC Interests:	Interests	%
Virtu Financial, Inc. - Class A Common Stock and Restricted Stock Units	92,955,915	58.1%
Non-controlling Interests (Virtu Financial LLC)	66,899,549	41.9%
Total Virtu Financial LLC Interests	159,855,464	100.0%

Exhibit 99.1

About Virtu Financial, Inc.

Virtu is a leading provider of financial services and products that leverages cutting-edge technology to deliver liquidity to the global markets and innovative, transparent trading solutions to its clients. Leveraging its global market making expertise and infrastructure, Virtu provides a robust product suite including offerings in execution, liquidity sourcing, analytics and broker-neutral, multi-dealer platforms in workflow technology. Virtu’s product offerings allow clients to trade on hundreds of venues across 50+ countries and in multiple asset classes, including global equities, ETFs, foreign exchange, futures, fixed income, cryptocurrency and myriad other commodities. In addition, Virtu’s integrated, multi-asset analytics platform provides a range of pre-, intra-, and post-trade services, data products and compliance tools that clients rely upon to invest, trade and manage risk across global markets.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding Virtu Financial, Inc.’s (“Virtu’s”, the “Company’s” or “our”) business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within Virtu’s control, that could cause actual performance or results to differ materially from those expressed in the statements. Those risks and uncertainties include, without limitation: fluctuations in trading volume and volatilities in the markets in which we operate; the ability of our trading counterparties, clients, and various clearing houses to perform their obligations to us; the performance and reliability of our customized trading platform; the risk of material trading losses from our market making activities; swings in valuations in securities or other instruments in which we hold positions; increasing competition and consolidation in our industry; the risk that cash flow from our operations and other available sources of liquidity will not be sufficient to fund our various ongoing obligations, including operating expenses, short-term funding requirements, margin requirements, capital expenditures, debt service and dividend payments; regulatory and legal uncertainties and other potential changes associated with our industry, particularly in light of increased attention from media, regulators and lawmakers to market structure and related issues including but not limited to the retail trading environment, wholesale market making and off exchange trading more generally and payment for order flow arrangements; potential adverse results from legal or regulatory proceedings; our ability to remain technologically competitive and to ensure that the technology we utilize is not vulnerable to security risks, hacking and cyber-attacks; risks associated with third party software and technology infrastructure. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, see Virtu’s Securities and Exchange Commission filings, including but not limited to Virtu’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

CONTACT

Investor Relations
Matthew Sandberg
investor_relations@virtu.com